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For Immediate Release

Contact:  Abigail Devine, APR             Media:  Renee Connolly
          Investor Relations                      Noonan/Russo Communications
          SEQUENOM, Inc.                          (212) 696-4455, ext. 227
          (858) 202-9032                          renee@noonanrusso.com
          adevine@sequenom.com

           SEQUENOM SHAREHOLDERS APPROVE MERGER WITH GEMINI GENOMICS
           ---------------------------------------------------------

San Diego, CA, August 23, 2001 - SEQUENOM Inc. of San Diego, CA (Nasdaq: SQNM) announced, in a meeting held earlier today, its shareholders voted to approve a merger of SEQUENOM and Gemini Genomics PLC of Cambridge, UK (Nasdaq: GMNI) in a stock-for-stock exchange. Also earlier today, Gemini shareholders voted to approve the merger. The combined company will retain the name SEQUENOM and will trade under the existing Nasdaq ticker symbol SQNM.

The merger is expected to close by September 20, 2001, upon approval by the High Court of Justice in England and Wales and the satisfaction or waiver of various other customary conditions. Under the terms of the agreement, holders of Gemini Genomics ordinary shares will receive 0.2000 of a share of newly issued SEQUENOM common stock in exchange for each ordinary share of Gemini Genomics. Holders of Gemini Genomics American Depository Shares (ADSs) will receive 0.4000 of a share of newly issued SEQUENOM common stock in exchange for each Gemini Genomics ADS.

As a result of this transaction, SEQUENOM expects to issue approximately 12.9 million shares and assume outstanding Gemini options and warrants. The transaction will be accounted for using the purchase method of accounting.

"This is a significant milestone in building a leading Genomics and Biotherapeutics enterprise. Combining SEQUENOM's MassArray technology platform and Gemini's clinical resources will accelerate the Company's disease gene discovery program and provide a pipeline of high-value, validated disease genes for downstream development of diagnostic and therapeutic products," said Toni Schuh, Ph.D., SEQUENOM's Chief Executive Officer.

About SEQUENOM

SEQUENOM is a leader in the worldwide effort to identify genes and genetic variations with significant impact on human health. Using its innovative technologies, information and scientific strategy, the Company is translating data generated from the Human Genome Project into medically important applications. Breaking through the limitations of traditional genomic research, SEQUENOM's MassARRAY(TM) product line, SNP assay portfolio and disease gene discovery program are generating results that position SEQUENOM and its partners to lead the race in developing genetics-based diagnostic and therapeutic products.
                                      ###

Except for the historical information contained herein, the matters set forth in this press release, including statements as to expectations regarding close of the merger by September 20, 2001, approval by the High Court of Justice in England and Wales, the satisfaction or waiver of various other customary conditions,
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acceleration of the Company's disease gene discovery program and provision of a pipeline of high-value, validated disease genes for downstream development of diagnostic and therapeutic products, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward- looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties inherent in undertaking and completing a business combination and successfully integrating the combining companies, the risks and uncertainties inherent in drug discovery, development and commercialization efforts, the risks and uncertainties associated with Gemini Genomics and SEQUENOM's various collaborations with pharmaceutical companies and medical research institutions, the risks and uncertainties associated with Gemini Genomics and SEQUENOM's technologies and approaches to drug discovery, development and commercialization and those of their collaborative partners and competitors, the risks and uncertainties associated with intellectual property, including patents and trade secrets, and other risks detailed from time to time in Gemini Genomics and SEQUENOM's SEC reports, including SEQUENOM's Annual Report on Form 10-K for the year ended December 31, 2000 and most recent Quarterly Report on Form 10-Q and Gemini Genomics' Annual Report on Form 20-F for the year ended March 31, 2001. These forward-looking statements speak only as of the date hereof. Gemini Genomics and SEQUENOM disclaim any intent or obligation to update these forward-looking statements.

Furthermore, investors and security holders of SEQUENOM are urged to read the Proxy Statement regarding the proposal to amend SEQUENOM's Bylaws and Certificate of Incorporation. It contains important information about such proposal. Investors and securities holders may obtain a free copy of the Proxy Statement and other documents filed with the Securities and Exchange Commission at the web site at www.sec.gov. The Proxy Statement and these other documents may also be obtained for free from SEQUENOM.

SEQUENOM and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of SEQUENOM with respect to the proposal to amend SEQUENOM's Bylaws and Certificate of Incorporation. Information regarding such officers and directors is included in SEQUENOM's Proxy Statement for its 2001 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 25, 2001. This document is also available free of charge at the SEC web site, www.sec.gov, and from SEQUENOM.